SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 13, 2000
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                                   PSINet Inc.
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             (Exact name of registrant as specified in its charter)


 New York                          0-25812                      16-1353600
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(State or other jurisdiction     (Commission                  (IRS Employer
  of incorporation)              File Number)               Identification No.)


44983 Knoll Square, Ashburn, Virginia                             20147
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (703) 726-4100
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          (Former name or former address, if changed since last report)



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Item 5.       Other Events

         On June 13, 2000, we issued a press release, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference, announcing that we had obtained the requisite waivers pursuant to our waiver solicitation which we previously reported in our Form 8-K dated June 5, 2000.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

                  (c)      Exhibits

                           Exhibit 99.1        Press release dated June 13, 2000



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 13, 2000           PSINET INC.


                                By: /s/Kathleen B. Horne
                                    -----------------------------------
                                      Kathleen B. Horne
                                      Senior Vice President and General Counsel


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                                  EXHIBIT INDEX

      Exhibit

       Number         Exhibit Name                                      Location
       ------         ------------                                      --------

        99.1          Press release dated June 13, 2000           Filed herewith



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